Filed under Rules 497(e) and 497(k) Registration No. 333-08653

Seasons Series Trust

SA Multi-Managed Mid Cap Growth Portfolio

(the “Portfolio”)

Supplement dated October 15, 2020, to the Portfolio’s

Summary Prospectus, Prospectus and Statement of Additional Information

dated July 27, 2020, as supplemented and amended to date

Effective January 1, 2021, Donald J. Easley, CFA, a portfolio manager associated with T. Rowe Price Associates, Inc. will step down as the Portfolio’s Co-Portfolio Manager and Co-Chairman of the Portfolio’s Investment Advisory Committee. Accordingly, effective January 1, 2021, all references to Mr. Easley will be deleted. Donald J. Peters will become the Portfolio’s sole Portfolio Manager and sole Chairman of the Portfolio’s Investment Advisory Committee.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.